Exhibit 10.1
AMENDMENT NO. 1 TO SETTLEMENT AND LICENSE AGREEMENT
AMONG RAMBUS INC. AND QIMONDA AG
This AMENDMENT NO. 1 TO PATENT LICENSE AGREEMENT (“Amendment No. 1”) is effective as of this 8th of July 2008 (“Amendment No. 1 Effective Date”) and entered into by and between Rambus Inc., a corporation duly organized and existing under the laws of Delaware, U.S.A., having its principal place of business at 4440 El Camino Real, Los Altos, California 94022, U.S.A., (hereinafter “Rambus”) and Qimonda AG, a German corporation, having a principal place of business at Gustav-Heinemann-Ring 212, 81739 Munich, Germany (hereinafter “Qimonda”).
WHEREAS, on March 18, 2005, Rambus entered into that certain Settlement and License Agreement with Infineon Technologies AG, Infineon Technologies North America Corp., and Infineon Technologies Holding North America Inc. (collectively, “Infineon”) (the “Patent License Agreement”) pursuant to which Rambus and Infineon agreed to settle certain disputes and court actions relating to certain memory products and memory interface technologies, to grant mutual releases with respect to past activities giving rise to such disputes and court actions and to grant the other licenses under certain patents with respect to memory products and memory interface technologies;
WHEREAS, on or about October 10, 2006, pursuant to Section 9.1 of the Patent License Agreement, Rambus received notice of and consented to the assignment by Infineon Technologies AG, on behalf of itself and Infineon Technologies North America Corp. and Infineon Technologies Holding North America Inc. of the Patent License Agreement to Qimonda AG; and
WHEREAS, Rambus and Qimonda now desire to amend and clarify certain provisions of the Patent License Agreement for the mutual benefit of each of the parties;
NOW, THEREFORE, in consideration of the mutual covenants and promises made between the parties and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1. Definitions
Except as otherwise defined in this Amendment No. 1, all initially capitalized terms used herein shall have the respective meanings assigned to such terms in the Patent License Agreement.
2. Amendments to Patent License Agreement
2.1	References to Infineon. Effective as of May 1, 2006, and except as specifically set forth herein, all references to “Infineon” in the Patent License Agreement (other than as set forth under Section 1.2 and Section 3.3 of the

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Agreement as amended by this Amendment No.1 ) are hereby replaced with “Qimonda.”
2.2	Section 1.1. Effective as of the Amendment No. 1 Effective Date, the terms of Section 1.1 are hereby replaced in their entirety with the following:

“Affiliate. The term “Affiliate” means any entity controlling, under common control with, or controlled by, a party. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities, partnership or other ownership interests, by contract or otherwise), provided that, in any event, any entity that owns or holds, directly or indirectly, more than fifty percent (50%) of the voting securities, partnership or other equity interests of any other entity (or is a general partner or managing member of any other entity), will be deemed to control such other entity. An entity shall only be deemed to be an Affiliate of any other entity for so long as such “control” exists.”

2.3	Section 1.4. Effective as of the Amendment No. 1 Effective Date, the terms of Section 1.4 are hereby replaced in their entirety with the following:

“Licensed Rambus Patents. The term “Licensed Rambus Patents” means all patents, utility models, and patent applications, in all countries of the world having a first effective filing date, in any country in the world, prior to March 18, 2005 including, without limitation, all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, and any patents and patent applications related thereto, filed or issued in any country of the world, that were owned or controlled by Rambus or any of its Affiliates on March 18, 2005 (and patents that may issue thereon) to the extent Rambus or its Affiliates was entitled to grant licenses thereunder without the payment of fees to any third party (other than to current or former employees for inventions made by such employees while employed by (i) Rambus or (ii) the third party from whom Rambus acquired the respective patent).”

2.4	Section 1.5. Effective as of the Amendment No. 1 Effective Date, the terms of Section 1.5 are hereby replaced in their entirety with the following:

“Qimonda Patents. The term “Qimonda Patents” means (i) all patents, utility models, and patent applications, in all countries of the world having a first effective filing date, in any country in the world, prior to March 18, 2005, including, without limitation, all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, and any patents and patent applications related thereto, filed or issued in any country of the world, that were owned or controlled by Infineon or any of its Affiliates on March 18, 2005 (and patents that may issue thereon, and irrespective whether Infineon or Qimonda continues to own such patents) to the extent Infineon or its Affiliates was entitled to grant licenses thereunder without the payment of

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fees to any third party (other than to current or former employees for inventions made by such employees while employed by (i) Infineon or (ii) the third party from whom Infineon acquired the respective patent). Qimonda Patents shall not include any patents, utility models, and patent applications, in all countries of the world, pertaining to semiconductor manufacturing or testing technology.”
2.5	Section 1.8. Effective as of the Amendment No. 1 Effective Date, the terms of Section 1.8 are hereby replaced in their entirety with the following:

“Memory IC. The term “Memory IC” means any semiconductor memory device, or equivalent, having information storage as its primary function and that is not capable of performing any substantial data processing that is not related to information storage, retrieval, or error correction, including but not limited to SDR SDRAM, DDR SDRAM, DDR2 SDRAM, DDR3 SDRAM, GDDR2 DRAM, GDDR3 DRAM, RLDRAM, RLDRAM2, RDRAM, XDR DRAM, Cellular RAM, low power DRAM, SRAM, Non-Volatile Memory and any subsequent generation of any such products.”

2.6	Section 1.14. Effective as of the Amendment No. 1 Effective Date, the terms of Section 1.14 are hereby replaced in their entirety with the following:

“Change of Control. The term “Change of Control of Qimonda means a transaction or a series of related transactions:
(i)	(1) in which any individual, entity or “group” (as described in Rule 13d-5(b) promulgated under the Securities and Exchange Act of 1934, as amended) (“Acquirer”) acquires “control” of Qimonda (where control has the meaning set forth in the definition of the term “Affiliate”), unless such Acquirer already had control of Qimonda immediately before such transaction(s); or

(2) in which Qimonda is merged or consolidated with or into another entity, including by way of triangular merger, where, the holders of Qimonda’s voting securities (or other similar ownership interest granting the power to direct or cause the direction of management or policies) prior to such transaction do not hold more than 50% of the voting securities (or other ownership interest granting the power to direct or cause the direction of management or policies) of the surviving entity or any entity that controls the surviving entity, or

(3) resulting in the transfer or sale, either directly or indirectly, of all or substantially all of the assets of the DRAM business of Qimonda to any entity that, immediately before such transaction(s), is not an Affiliate of Qimonda and does not simultaneously upon such transfer or sale become a Subsidiary of Qimonda, and where Qimonda is not merged or consolidated with or into another entity as described under Section 1.14(i)(2) above; or

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(4) the “execution” of any binding agreement which provides for any of the foregoing described in Section 1.14(i)(1) through (3) where “execution” means (i) the Change of Control unconditionally occurs upon the full execution of such binding agreement, or (ii) where the Change of Control does not occur as described in the preceding subsection (i), the fulfillment, or waiver, of the conditions that are required for the Change of Control to occur or otherwise come into effect; or

(ii)	in which Qimonda or any of its Affiliates acquires ownership or “control” (where control has the meaning set forth in the definition of the term “Affiliate”) of, by merger, acquisition of securities or assets, joint venture, business combination or otherwise, all or substantially all the business or assets of a Memory Unit (as defined hereinbelow). For this purpose, a “Memory Unit” means (A) any entity that manufactures (or has manufactured) and sells Memory ICs, or (B) any division (or other business unit) of an entity, which division (or other business unit) manufactures (or has manufactured) and sells Memory ICs and is responsible for all or substantially all of such Memory IC manufacturing (or having manufactured) and sales of the entity.
To the extent any Change of Control under Section 1.14(ii) above results in any of the outcomes of a Change of Control under Section 1.14(i) above, such Change of Control shall be deemed to be Change of Control under Section 1.14(i) above.”
2.7	Section 1.15. Effective as of the Amendment No. 1 Effective Date, Article 1 of the Patent License Agreement is hereby amended to include the following new definition as Section 1.15:

“Non-Volatile Memory. The term “Non-Volatile Memory” means any semiconductor memory device, or equivalent, having information storage as its primary function and that is not capable of performing any substantial data processing that is not related to information storage, retrieval, or error correction that can retain information stored on such memory device, or equivalent, without electrical power to such device, including, but not limited to, flash, MRAM, FRAM, ROM, PROM, EPROM, EEPROM and any subsequent generation of any such products.”

2.8	Section 1.16. Effective as of the Amendment No. 1 Effective Date, Article 1 of the Patent License Agreement is hereby amended to include the following new definition as Section 1.16:

“Semiconductor Memory Design. The term “Semiconductor Memory Design” means any form of human or machine readable representation (e.g., circuit reference design, design databases, etc.) for, all or substantially all of, any entire (i) semiconductor memory device, (ii) mechanical, optical, electronic or other form of interconnect designed to connect such

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semiconductor memory device to other devices and/or (iii) packaging for such semiconductor memory device.”

2.9	Section 1.17. Effective as of the Amendment No. 1 Effective Date, Article 1 of the Patent License Agreement is hereby amended to include the following new definition as Section 1.17:

“Rambus Proprietary Semiconductor Memory Design. The term “Rambus Proprietary Semiconductor Memory Design” means a Semiconductor Memory Design:
     (A) (1) first disclosed, designed and implemented by or for Rambus or (2) acquired by Rambus from a third party (e.g. as part a merger or an acquisition of some or all of the assets and/or business of such third party) and first disclosed, designed and implemented (i) by or for Rambus or (ii) by or for such third party, and
     (B) where Rambus licenses such Semiconductor Memory Design for a separate fee as part of its general technology licensing business and where such licenses include documentation, know-how and technical support and further, where the products implementing such Semiconductor Memory Design are generally excluded from the scope Rambus’ patent license agreements.
Examples of Rambus Proprietary Semiconductor Memory Designs are RDRAM, XDR, XDR2 and Rambus’ low power memory interface currently marketed as “Velora”. Whether a Semiconductor Memory Design constitutes a Rambus Proprietary Semiconductor Memory Design shall be based, in addition to the criteria above, on whether the level of contribution by Rambus, or, if acquired by Rambus from a third party, by such third party, is comparable to RDRAM, XDR, XDR2 and/or Velora.

2.10	Section 1.18. Effective as of the Amendment No. 1 Effective Date, Article 1 of the Patent License Agreement is hereby amended to include the following new definition as Section 1.18:

“Excluded Entity. The term “Excluded Entity” means [***], and any and all Affiliates of the foregoing (or a successor to all or substantially all of the assets and liabilities of any such entity or its Affiliates).”

2.11	Section 1.19. Effective as of the Amendment No. 1 Effective Date, Article 1 of the Patent License Agreement is hereby amended to include the following new definition as Section 1.19:

“Subsidiary. The term “Subsidiary” means any entity that is controlled by another entity (where control has the meaning set forth in the definition of the term “Affiliate”).”

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2.12	Section 2.4. Effective as of the Amendment No. 1 Effective Date, the terms of Section 2.4 of the Patent License Agreement are hereby replaced in their entirety with the following:

“During and for each calendar quarter that Rambus receives payments from Qimonda towards the First Cap, Second Cap and/or Final Cap (as such terms are defined in Sections 6.2, 6.3 and 6.4, respectively), but in any event, at least for the period of [***], Rambus and its Affiliates hereby grant to Qimonda and its Affiliates a nonexclusive, world-wide, irrevocable license (without the right to grant sublicenses), of the same scope as per Section 2.2, under all patents and patent applications, other than Licensed Rambus Patents, including, without limitation, all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, filed or issued in any country of the world, that are owned or controlled by Rambus or any of its Affiliates now or hereafter (and patents that may issue thereon) to the extent Rambus or its Affiliates are entitled to grant licenses thereunder without the payment of fees to any third party (other than to current or former employees for inventions made by such employees while employed by (i) Rambus or (ii) the third party from whom Rambus acquired the respective patent) (“Term License”). At the expiration of each Term License Period set forth in this Section 2.4, and subject to Article 3, the Term License granted under this Section 2.4 shall automatically terminate.”

2.13	Article 3. Effective as of the Amendment No. 1 Effective Date, the provisions of Article 3 are hereby replaced in their entirety with the following:
“3.1 Most Favored Licensee. Upon request by Qimonda, Qimonda and its Affiliates shall be entitled to obtain and Rambus shall grant an additional license of the same scope as per Section 2.4, at the then applicable most favored license terms and conditions (“Most Favored Term License”). Qimonda may request such Most Favored Term License within [***] (the “MFL Option Period’). If Qimonda does not request such Most Favored Term License within the MFL Option Period, Rambus shall have no further obligation under this Section 3.1. To the extent there [***], all amounts paid under the Most Favored Term License [***].

The terms of this Section 3.1 shall automatically and immediately terminate upon any Change of Control of Qimonda as defined under Section 1.14(i) where any of the Prior Entities (as defined in Section 9.4, per alternative (i) of such definition) is an Excluded Entity, provided that if the Most Favored Term License is in full force and effect at the time of such Change of Control, such Most Favored Term License shall survive such Change of Control.

3.2 Supplemental Term License. Notwithstanding the terms of Section 2.4 above, provided Qimonda is not in breach of its payment obligations under this Agreement, if during any period [***], the Term License under Section 2.4 above, according to its terms, has terminated (each such period referred to

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as a “Supplemental Term License Period”), whether due to [***], Rambus and its Affiliates agree to grant, and do hereby grant, Qimonda and its Affiliates, a license of the same scope as per Section 2.4 during any period that constitutes a Supplemental Term License Period, provided that such license shall (i) subject to the last sentence of this paragraph, [***] and (ii) automatically and immediately terminate upon a Change of Control of Qimonda as defined in Section 1.14(i) where any of the Prior Entities (as defined in Section 9.4, per alternative (i) of such definition) is an Excluded Entity that does not have a Prior Entities License Agreement (as defined in Section 9.4) and [***]. The [***] acquired from a third party shall apply (i) only if [***] and (ii) solely to those [***].

3.3. Additional License to Non-Infineon Licensed Products. Further, upon request of Infineon, Infineon and its Affiliates shall be entitled to obtain and Rambus shall grant to Infineon and its Affiliates a license under any patents, utility models, and patent applications, including, without limitation, all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, filed or issued in any country of the world, that are owned or controlled by Rambus or any of its Affiliates now or hereafter (and patents that may issue thereon) to the extent Rambus or its Affiliates is entitled to grant licenses thereunder without the payment of fees to any third party (other than to current or former employees for inventions made by such employees while employed by (i) Rambus or (ii) the third party from whom Rambus acquired the respective patent), for [***] at the then applicable most favored licensee terms and conditions. Pursuant to Infineon Technologies AG’s notice of assignment of this Agreement to Qimonda AG effective as of March 18, 2006, Infineon has retained the foregoing right for itself and the foregoing right shall not apply to Qimonda AG or any successor in interest to Qimonda AG.”

2.14	Section 6.3. Effective as of the Amendment No. 1 Effective Date, the terms of Sections 6.3 of the Patent License Agreement are hereby amended by adding the following clause as the last sentence of Section 6.3:

“Notwithstanding the foregoing, the release of any Excluded Entity from any patent infringement claims under patents other than Licensed Rambus Patents (“Term License Patents”) as described above shall apply solely to the making, having made, using, selling, offering to sell, importing or otherwise transferring of Licensed Products after the date of the Change of Control pursuant to which such Excluded Entity became subject to the terms and conditions of this Agreement. In addition, if, in connection with any such Change of Control, Rambus opts [***], any release under the Term License Patents shall apply solely to that portion of products made, have made, used, sold, offered for sale, imported or otherwise transferred equal to the [***]. For example, if (1)(i) there is a Change of Control pursuant to Section 1.14(i) where any of the Prior Entities is an Excluded Entity, (ii) Rambus opts [***],

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(iii) the [***], and (iv) subsequent to such Change of Control the Successor Entity and its Affiliates [***] that would otherwise meet the definition of licensed products under Section 1.6, then only [***] of such products would be subject to the release described in this Section 6.3.

2.15	Section 6.4. Effective as of the Amendment No. 1 Effective Date, the terms of Sections 6.4 of the Patent License Agreement are hereby amended by adding the following clause as the last sentence of Section 6.4:

“Notwithstanding the foregoing, the release of any Excluded Entity from any patent infringement claims under patents other than Licensed Rambus Patents (“Term License Patents”) as described above shall apply solely to the making, having made, using, selling, offering to sell, importing or otherwise transferring of Licensed Products after the date of the Change of Control pursuant to which such Excluded Entity became subject to the terms and conditions of this Agreement. In addition, if, in connection with any such Change of Control, Rambus opts [***], any release under the Term License Patents shall apply solely to that portion of products made, have made, used, sold, offered for sale, imported or otherwise transferred equal to the [***]. For example, if (1)(i) there is a Change of Control pursuant to Section 1.14(i) where any of the Prior Entities is an Excluded Entity, (ii) Rambus opts [***], (iii) the [***], and (iv) subsequent to such Change of Control the Successor Entity and its Affiliates [***] that would otherwise meet the definition of licensed products under Section 1.6, then only [***] of such products would be subject to the release described in this Section 6.4.

2.16	Article 8. Effective as of the Amendment No. 1 Effective Date, the terms of Article 8 of the Patent License Agreement are hereby replaced in their entirety with the following:

“Any notice or other communication required or permitted to be made or given to either party pursuant to this Agreement shall be sufficiently made or given within fifteen (15) days of the date of mailing if sent to such party by registered first class mail or internationally accepted courier service, postage prepaid, addressed to such party at the address set forth below, or to such other address as a party shall designate by written notice given to the other party:

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In the case of Qimonda:
Qimonda AG
Legal Department
Gustav-Heinemann-Ring 123
81739 Munich
Germany
(with a copy, which shall not constitute notice, to the following:)
Qimonda AG
Alliances (SBD AL)
Gustav-Heinemann-Ring 212
81739 Munich
Germany
In the case of Rambus:
Rambus Inc.
General Counsel, Legal Department
4440 El Camino Real
Los Altos, CA 94022
U.S.A.
(with a copy, which shall not constitute notice, to the following:)
Rambus Inc.
S.V.P, Sales, Licensing and Marketing
4440 El Camino Real
Los Altos, CA 94022
U.S.A
2.17	Section 9.1. Effective as of the Amendment No. 1 Effective Date, the terms of Section 9.1 of the Patent License Agreement are hereby replaced in their entirety with the following:

“Assignment by Qimonda. Except as provided in this Section 9.1 and as provided in Section 9.4 below, Qimonda may [***], it being understood that [***] (as defined below) shall be deemed to be reasonable. Notwithstanding the foregoing, and subject to Section 9.4, [***]:
(a)	to any entity that is [***]; and

(b)	to any entity that is [***] in connection with the [***]; upon any such [***], and

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(c)	to a [***], and [***] hereby agrees to [***], in a transaction entered into [***].
As a condition to any such assignment under this Section 9.1, the assignee of the Agreement shall agree in writing to be bound by all the terms and conditions of this Agreement, including, without limitation, all of Qimonda’s payment obligations pursuant to this Agreement. Further, if any such assignment is made by virtue of a Change of Control of Qimonda (1) as defined in Section 1.14(i), then [***], and (2) as defined in Section 1.14(ii), then [***]. For the avoidance of any doubt, any permitted assignment under [***], unless simultaneously [***], in which case such [***].

The [***] set forth in [***] shall be granted, extended and/or transferred to the assignee only in compliance with the provisions of [***].

It is understood and agreed that, subject to the terms of this Agreement, upon any assignment of this Agreement by Qimonda, all references to “Qimonda” in the body of this Agreement (except Section 1.2 and Section 3.3) shall be deemed to be references to the successor and/or assignee to this Agreement, including without limitation the references to “Qimonda” in Sections 1.6 and 1.7.

For purposes of this Section, [***] means any legal entity [***].”

2.18	Section 9.4. Effective as of the Amendment No. 1 Effective Date, the terms of Section 9.4 of the Patent License Agreement are hereby replaced in their entirety with the following:

“Change of Control of Qimonda. For the purpose of this Section 9.4:

“[***] Sales” shall mean the worldwide value in U.S. dollars of sales, transfers and other distributions of [***].

“Qimonda” means Qimonda and its Affiliates.

“[***]” means the type of [***], during the last [***] preceding the effective date of the [***], had the [***] as published by Gartner-Dataquest (or its successor) [***] for the last period of at least [***] for which such statistic was so published by Gartner-Dataquest (or its successor).

“Successor Entity” means the entity resulting from a Change of Control.

“Prior Entities” means all of the entities (including without limitation companies and business units of companies) that, (i) after the Change of Control, comprise the Successor Entity, and their Affiliates, as such entities and their Affiliates existed immediately preceding the Change of Control, but excluding Qimonda as they existed immediately preceding the Change of

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Control or (ii) are otherwise acquired by Qimonda during the term of this Agreement.

“Prior Entities License Agreement” means an agreement, if any, pursuant to which, as of the effective moment of the Change of Control, any of the Prior Entities is licensed by Rambus to make, use, and sell one or more types of [***] (“Prior Entities Licensed DRAMs”), provided that one of the Prior Entities Licensed DRAMs is the [***].

“Memory Product” means any (i) Memory IC, (ii) Memory Module, (iii) Memory Portion; and/or (iv) any component of a Memory Module other than a Memory IC, provided such component is marketed by such legal entity and its Affiliates solely to facilitate the functions of a Memory Module.
(a)	Change of Control of Qimonda pursuant to Section 1.14(i).
(i)	No Prior Entities License Agreement.
a.	Non-Excluded Entities. If there is no [***] with respect to any [***], then, subject to [***] below, upon a [***], the payment obligations under this Agreement shall be [***] immediately preceding [***] immediately preceding [***].

For example [***] prior to [***] and [***] had already paid [***], then the payment obligations prior to the [***] as per (1) above [***] as per (2) above [***], then the following adjustment shall apply: the [***] following the [***] shall be [***].

b.	Excluded Entities. If in a Change of Control of Qimonda pursuant to Section 1.14(i) any of the Prior Entities is an Excluded Entity that does not have a Prior Entities License Agreement, Rambus shall have the option [***]. If Rambus opts [***], (i) then following such Change of Control, the rights and licenses granted hereunder shall apply solely, on a forward going basis, to that percentage (the “Licensed Product Percentage”) of the Successor Entity’s (and its Affiliates’) Memory Products equal to the ratio between (1) [***] (as defined below) [***] in the last [***] immediately preceding such Change of Control (“Qimonda Revenue”) and (2) the [***] (as defined below) in the last [***] immediately preceding such Change of Control attributable to [***].

For example, if the [***] during the [***] preceding such Change of Control was [***] and the [***] during the [***] preceding such Change of Control was [***], the Licensed Product Percentage would be equal to [***].

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For purposes of calculating the Licensed Product Percentage, the term [***] means the [***], or if not available, the [***] as listed by [***].

c.	Licensed Product Percentage. The Licensed Product Percentage referred to above shall be equally spread and applied on a product-by-product and country-by-country basis, and any relief sought by Rambus with respect to any Successor Entity’s (or its Affiliates’) Memory Product that meets the definition of a licensed product under Section 1.6 above shall [***]; provided that on a world wide basis Rambus shall not be entitled to [***] if such [***] on a world-wide basis.

For example, if the Licensed Product Percentage was [***], and if, following such Change of Control, [***] of a particular Successor Entity’s (or its Affiliates’) Memory Product that meets the definition of a licensed product under Section 1.6 above were [***] would be licensed pursuant to this Agreement in the United States, and Rambus shall be free to exercise any and all rights and remedies it may have at law, equity or otherwise with respect to the [***] of such Memory Products, provided that Rambus may [***], for example in the [***] but not for the [***].

d.	Reservation of Rights. The parties understand and agree that the foregoing license in Section 9.4(a)(i)b. and c. above to each and every Successor Entity (and its Affiliates) with respect to Memory Products following a Change of Control pursuant to Section 1.14(i) is based on [***], after such Change of Control. In no case shall the existence of such license constitute, be construed as, or otherwise raised or relied on as Rambus’ intent or desire to grant a license to any products other than the Licensed Product Percentage of a Successor Entity’s (and its Affiliates’) Memory Products that meet the definition of licensed products under Section 1.6 of this Agreement. No sales of any products made by any Excluded Entities that is a Prior Entity in any Change of Control of Qimonda as defined under Section 1.14(i) prior to such Change of Control shall be deemed to be licensed under this Agreement or subject to any of the releases or dismissals granted under Sections 4.1(a) and 4.1(b). Any and all Memory Products of each Successor Entity (and its Affiliates) that do not constitute the Licensed Product Percentage are expressly excluded from this Agreement and Rambus retains all of its rights and remedies under law, in equity or otherwise with respect to any and all products (i) sold by any Excluded Entity prior to any such Change of Control

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and/or (ii) that do not constitute the Licensed Product Percentage sold by the Successor Entity (and its Affiliates) after such Change of Control.

Without limiting the generality of the foregoing, and for the avoidance of any doubt, Rambus opting not to adjust the payment obligations as described above, shall not constitute, be construed or otherwise argued as a waiver or compromise by Rambus with respect to any remedies available at law, in equity or otherwise with respect to any and all products (i) sold by any Excluded Entity prior to any such Change of Control and/or (ii) that do not constitute the Licensed Product Percentage sold by the Successor Entity (and its Affiliates) after such Change of Control.
(ii)	Existing Prior Entities License Agreement.
a.	Negotiated Adjustment. If there is a [***], then upon a Change of Control of Qimonda pursuant to Section 1.14(i), Rambus and the Successor Entity shall negotiate, diligently and in good faith, an appropriate [***] under this Agreement resulting from such Change of Control pursuant to Section 1.14(i). If within [***] after the [***].

b.	Arbitrated Adjustment Principles. The parties shall negotiate, and the arbitrator shall render his decision, considering that it is the intent of the parties that:
i.	Distribution of a [***] should not obligate the [***] to [***] under both [***] above and under the terms of the [***].

ii.	If, after the effective date of the Change of Control, no [***] is the [***] then, prospectively, [***] shall apply to [***].

iii.	Rambus should be able to [***], with respect [***], to the extent such [***] that would be payable if there were no [***]. The extent of such benefits shall be determined, according to the [***]

iv.	Rambus should not receive [***] than if there were no [***].

(For example, [***] provided for payment to Rambus of [***] for the right to make and sell up to [***], then Rambus would retain this [***], but there would be [***]

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of the [***]. By way of further example, if [***] contained [***].
(b)	Change of Control of Qimonda pursuant to Section 1.14(ii).
(i)	[***] Agreement.

If there is [***] Agreement with respect to [***], then upon a Change of Control of Qimonda pursuant to Section 1.14(ii), the [***] shall [***] of (1) the [***] in the last [***] preceding such Change of Control and (2) [***] in the [***] immediately preceding such Change of Control.

For example if [***] prior to such Change of Control was [***] and the [***] was [***] and [***] had already [***], then the [***] prior to such Change of Control was [***]. If further, [***] as per (1) above were [***], and the [***] as per (2) above were [***], then the following [***].

(ii)	[***] Agreement.
a.	[***]. If there is [***] Agreement, then upon a Change of Control of Qimonda pursuant to Section 1.14(ii), Rambus and the Successor Entity shall negotiate, diligently and in good faith, an appropriate [***] under this Agreement resulting from such Change of Control pursuant to Section 1.14(ii). If within [***] after the [***].

b.	Arbitrated Adjustment Principles. The parties shall negotiate, and the arbitrator shall render his decision, considering that it is the intent of the parties that:
i.	Distribution of a [***] should not obligate the [***] to [***] under both [***] above and under the terms of the [***].

ii.	If, after the effective date of the Change of Control, no [***] is the [***] then, prospectively, [***] shall apply to determine the proper adjustment.

iii.	Rambus should be able to [***], with respect [***], to the extent such [***] that would be payable if there were no [***]. The extent of such benefits shall be determined, according to the [***].

iv.	Rambus should not receive a [***] than if there were no [***].

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(For example, if the [***] provided for payment to Rambus of [***] for the right to make and sell up to [***], then Rambus would retain [***], but there would be [***] of the [***]. By way of further example, if [***] contained [***].
(c)	Excluded [***]. Notwithstanding the terms of [***] above, no [***] under such section shall be made with respect to the [***] (as defined below) acquired by Qimonda pursuant to a Change of Control of Qimonda as defined in Section 1.14(ii) [***] shall mean [***].
(i)	Conditions. The [***] shall apply solely to [***]. The [***] shall not apply to [***]. For the avoidance of doubt, the [***] used in the [***] shall [***]. If (X) [***], (Y) such [***], and (Z) the right [***], then upon Qimonda’s request therefor, Rambus agrees to discuss in good faith with Qimonda, for a period of [***] after receipt of such request, whether any [***] of this Agreement should be made based on the [***].

(ii)	[***]. To the extent any [***] include any [***] (as defined below), the provisions of [***] shall apply to such [***] based on such [***], provided that with respect to [***], such [***] shall apply solely to [***]. For purposes of this Section 9.4(c)(ii), the term [***]. For example, if [***] during the [***] preceding the date of [***].

(iii)	[***]. Upon the [***] eligible for the [***] to any Excluded Entity [***] by such Excluded Entities shall [***].

For the avoidance of doubt, [***] an Excluded Entity of a [***] as part of or in connection with a [***] by such Excluded Entity, including, but not limited to, the [***], shall not be deemed to be a [***].

(iv)	[***]. If [***], Rambus agrees to [***], and Qimonda and Rambus shall negotiate in good faith the terms of, [***] during the [***] (as defined below) that [***]. For purposes of this Section 9.4(c)(iv), the term [***] means the [***]. The [***] shall provide that Rambus shall [***] with respect to [***] with respect to [***], provided further, that [***] at all with respect to [***], Rambus must have [***]. The [***] shall also provide that (i) Rambus shall [***],(ii) pursuit of [***], and (iii) Rambus shall [***].

(v)	Termination. The [***] shall automatically and immediately terminate upon (1) a Change of Control of Qimonda as defined in Section 1.14(i) where any Prior Entities is an Excluded Entity or

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Other Entity or (2) upon assignment of this Agreement pursuant to Section 9.1(b) where the transaction is treated as a Change of Control of Qimonda under Section 1.14(i) and the assignee or any Affiliate of the assignee is an Excluded Entity or Other Entity [***]. For the avoidance of doubt, the [***], if Qimonda has [***].
(d)	Interest on Late Payments. Any late payments resulting from negotiations pursuant to Section 9.4(a)(ii) or 9.4(b)(ii) and/or arbitration pursuant to Section 9.7 shall bear interest at the rate of twelve per cent (12%) (or, if less, the maximum allowed by applicable law) per year, from the date that such payment would otherwise have been due.

(e)	Successor Entity and Agreement. It is understood and agreed that, subject to the terms of this Agreement, upon any [***] in which [***] is merged into a successor, all references to [***] in the body of this Agreement [***] shall be deemed to be references to the [***], including without limitation the references to [***] in [***]. For the avoidance of any doubt, this Agreement shall be [***] upon a [***], provided that this Agreement shall be deemed to be [***].

(f)	Use of Agreement. Upon any Change of Control of Qimonda where any of the Prior Entities is an Excluded Entity, each and every Successor Entity from any such Change of Control shall not, and irrevocably waives as a condition to its assumption, or the assignment, of this Agreement the right to raise, rely, enter into evidence, make reference to or otherwise use the terms or the existence of this Agreement to the prejudice of Rambus, whether in support of an affirmative defense, claim, counterclaim or otherwise, in any legal or equitable action, investigation, proceeding, settlement discussions, arbitration, mediation or any other form of dispute resolution, with respect to (i) [***] or (ii) the determination, calculation or basis for [***] or (z) any products [***]. For the avoidance of any doubt, the restrictions set forth in this Section shall apply to any and all Affiliates of each and every Successor Entity. For the avoidance of any doubt, except as expressly set forth above, nothing in this Section 9.4(f) shall be argued, deemed to be or construed as a restriction on the right of Qimonda or any Successor Entity (or any of its Affiliates) to otherwise raise, rely, enter into evidence, make reference to or otherwise use the terms or the existence of this Agreement, whether in support of an affirmative defense, claim, counterclaim or otherwise, in any legal or equitable action, investigation, proceeding, settlement discussions, arbitration, mediation or any other form of dispute resolution, including, without limitation, in order to prove a license defense with respect to any product or activity that is licensed or permitted under this Agreement or the [***].
2.19	Section 9.6. Effective as of the Amendment No. 1 Effective Date, the terms of Section 9.6 of the Patent License Agreement are hereby replaced in their entirety with the following:

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“Limited Extension of Releases. Notwithstanding anything to the contrary contained in this Agreement, the [***] set forth in [***] shall be granted, extended and/or transferred to [***].

For purposes of this Section 9.6, [***] shall have the meaning ascribed to them in [***] above, and further:

“Financial Entity” means any legal entity, the primary business of which is to engage in financial or investment transactions (including, without limitation, banks, investment companies, private equity companies, venture capital companies, insurance companies and pensions trusts), where such legal entity and its Affiliates do not constitute an Other Entity or an Excluded Entity.

“Other Entity” means any legal entity where such legal entity and its Affiliates do not constitute an Excluded Entity or a Financial Entity.
(a)	[***] None of the [***] set forth in [***] shall be granted, extended and/or transferred to any [***], except in any such Change of Control where [***].

(b)	[***] The [***] set forth [***] shall be granted, extended and/or transferred to [***] as follows:
(i)	[***] If there has been [***] prior to a [***], then, upon a [***], the [***] set forth in [***] shall be granted, extended and/or transferred to the [***].

(ii)	[***] If there has been [***] prior to a [***] the [***] set forth in [***] shall be granted, extended and/or transferred to [***] as follows:
a.	Financial Entity. If all [***] occurring prior to a [***] as defined in [***] constituted Financial Entities, then the [***] set forth in [***] shall be granted, extended and/or transferred to the [***].

b.	Other Entity. Subject to [***] below, if any [***] occurring prior to a [***] constituted an Other Entity, then the [***] set forth in [***] shall be granted, extended and/or transferred [***] and [***] shall be granted, extended and/or transferred [***].

c.	Excluded Entities. If any [***] occurring prior to a [***] constituted an Excluded Entity, then [***] set forth under [***] shall be granted, extended and/or transferred to [***].
(iii)	The extension of the [***] as described in this Section 9.6(b) to any [***] shall [***] where (i) the primary purpose of such

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transaction is to [***] and where such transaction is [***] or (ii) such transaction is [***].
(c)	Excluded Entities. If any [***], then the [***] set forth in [***] may only be granted, extended and/or transferred pursuant to [***] only if, [***] have been previously granted, extended and/or transferred under this Agreement to any other [***]. For the avoidance of any doubt, the granting, extension and/or transfer of any of the [***] set forth in [***] shall apply solely to [***] and [***] to the extent [***].
(d)	[***]. Upon a [***], to the extent any of the [***] granted in [***] are extended to any such [***], such [***] shall include any activity prior to such [***] of any such [***] related to any of the type of claims referred to in [***], but shall [***].

Further, any such extension of the [***] granted in [***] pursuant to [***] shall be conditioned on any such [***].
3. No Other Amendments
Except as set forth in Section 2 of this Amendment No. 1, all of the other provisions of the Patent License Agreement shall remain in full force and effect without modification. The terms of Article 10, and Sections 12.1 up to and including 12.12, and Section 12.14 of the Patent License Agreement are hereby incorporated in their entirety by this reference, provided that, all references therein to “this Agreement” shall be deemed to be references to this Amendment No. 1. In the event of any inconsistency or conflict, the provisions of this Amendment No. 1 shall control and govern over the provisions of the Patent License Agreement. The Patent License Agreement, together with the amendments made to the Patent License Agreement as set forth in this Amendment No. 1, shall constitute a single, integrated agreement.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be signed by duly authorized officers or representatives as of the date set forth below.

RAMBUS INC.		QIMONDA AG

By:	/s/ Sharon Holt	By:	/s/ Thomas Seifert

	Name: Sharon Holt Title: SVP, Sales, Licensing & Marketing Date: July 8, 2008		Name: Thomas Seifert Title: Chief Operating Officer Date: July 10, 2008

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QIMONDA AG
By:	/s/ Robert Feurle
	Name:	Robert Feurle
	Title:	VP BU Specialty DRAM
Date: July 9, 2008

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